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                                                                  EXHIBIT 99.1

                                 CERTIFICATION
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                   (SUBSECTIONS (A) AND (B) OF SECTION 1350,
                  CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

    Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Vertex Pharmaceuticals Incorporated, a Massachusetts corporation (the "Company"), does hereby certify, to such officer's knowledge, that the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

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
Dated:  August 14, 2002                                         /s/ JOSHUA S. BOGER
        ----------------------------                -------------------------------------------
                                                                 Joshua S. Boger,
                                                                 CHAIRMAN AND CEO
                                                           (PRINCIPAL EXECUTIVE OFFICER)

Dated:
        August 14, 2002                                          /s/ IAN F. SMITH
        ----------------------------                -------------------------------------------
                                                                   Ian F. Smith,
                                                    VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                                                           (PRINCIPAL FINANCIAL OFFICER)
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    The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of
Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of a separate disclosure document.